EXHIBIT A(XXIX)

Articles Supplementary Of The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation currently has the authority to issue forty billion, eight hundred seventy million (40,870,000,000) shares of $0.001 par value common stock, having an aggregate par value of forty million eight hundred seventy thousand dollars ($40,870,000) as listed below:

Series	Class A	Class B	Class C	Class I	Class Y
	Shares	Shares	Shares	Shares	Shares
The Hartford Advisers Fund	375,000,000	175,000,000	110,000,000	--	100,000,000
The Hartford Balanced	200,000,000	200,000,000	200,000,000	--	200,000,000
Income Fund
The Hartford Capital	570,000,000	175,000,000	220,000,000	100,000,000	100,000,000
Appreciation Fund
The Hartford Capital	200,000,000	200,000,000	200,000,000	50,000,000	200,000,000
Appreciation II Fund
The Hartford Capital	285,000,000	75,000,000	200,000,000	--	100,000,000
Preservation Fund
The Hartford Checks and	400,000,000	200,000,000	200,000,000	50,000,000	--
Balances Fund
The Hartford Disciplined	125,000,000	75,000,000	50,000,000	--	50,000,000
Equity Fund
The Hartford Diversified	125,000,000	75,000,000	75,000,000	50,000,000	50,000,000
International Fund
The Hartford Dividend and	325,000,000	75,000,000	50,000,000	50,000,000	100,000,000
Growth Fund
The Hartford Equity Income	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
Fund
The Hartford Floating Rate	800,000,000	200,000,000	800,000,000	250,000,000	200,000,000
Fund
The Hartford Focus Growth	125,000,000	75,000,000	50,000,000	--	50,000,000
Fund
The Hartford Fundamental	125,000,000	75,000,000	50,000,000	--	50,000,000
Growth Fund
The Hartford Global	125,000,000	75,000,000	50,000,000	--	50,000,000
Communications Fund
The Hartford Global Enhanced	200,000,000	200,000,000	200,000,000	50,000,000	50,000,000
Dividend Fund

The Hartford Global Equity	200,000,000	200,000,000	200,000,000	50,000,000	50,000,000
Fund
The Hartford Global Financial	125,000,000	75,000,000	50,000,000	--	50,000,000
Services Fund
Series	Class A	Class B	Class C	Class I	Class Y
	Shares	Shares	Shares	Shares	Shares
The Hartford Global Growth	125,000,000	75,000,000	50,000,000	--	50,000,000
Fund
The Hartford Global Health	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
Fund
The Hartford Global	125,000,000	75,000,000	50,000,000	--	50,000,000
Technology Fund
The Hartford High Yield Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford High Yield	200,000,000	200,000,000	200,000,000	50,000,000	--
Municipal Bond Fund
The Hartford Income Fund	125,000,000	75,000,000	50,000,000	--	50,000,000
The Hartford Inflation Plus	155,000,000	105,000,000	90,000,000	50,000,000	50,000,000
Fund
The Hartford International	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
Growth Fund
The Hartford International	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
Opportunities Fund
The Hartford International	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
Small Company Fund
The Hartford LargeCap	200,000,000	200,000,000	200,000,000	--	200,000,000
Growth Fund
The Hartford MidCap Fund	225,000,000	75,000,000	110,000,000	50,000,000	50,000,000
The Hartford MidCap Growth	200,000,000	200,000,000	200,000,000	--	200,000,000
Fund
The Hartford MidCap Value	125,000,000	75,000,000	50,000,000	--	50,000,000
Fund
The Hartford Money Market	1,200,000,000	500,000,000	1,000,000,000	--	500,000,000
Fund
The Hartford Principal	125,000,000	75,000,000	50,000,000	--	50,000,000
Protection Fund
The Hartford Retirement	200,000,000	200,000,000	200,000,000	--	200,000,000
Income Fund
The Hartford Select MidCap	200,000,000	200,000,000	200,000,000	--	200,000,000
Growth Fund
The Hartford Select MidCap	200,000,000	200,000,000	200,000,000	--	200,000,000
Value Fund
The Hartford Select SmallCap	200,000,000	200,000,000	200,000,000	--	200,000,000
Growth Fund
The Hartford Select SmallCap	200,000,000	200,000,000	200,000,000	--	200,000,000
Value Fund
The Hartford Short Duration	125,000,000	75,000,000	50,000,000	--	50,000,000
Fund
The Hartford Small Company	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
Fund

The Hartford Small Company	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
Fund
The Hartford Stock Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000

Series	Class A	Class B	Class C	Class I	Class Y
	Shares	Shares	Shares	Shares	Shares
The Hartford Strategic Income	200,000,000	200,000,000	200,000,000	50,000,000	100,000,000
Fund
The Hartford Tax-Free	125,000,000	75,000,000	50,000,000	--	50,000,000
California Fund
The Hartford Tax-Free New	125,000,000	75,000,000	50,000,000	--	50,000,000
York Fund
The Hartford Target	200,000,000	200,000,000	200,000,000	--	200,000,000
Retirement 2010 Fund
The Hartford Target	200,000,000	200,000,000	200,000,000	--	200,000,000
Retirement 2020 Fund
The Hartford Target	200,000,000	200,000,000	200,000,000	--	200,000,000
Retirement 2030 Fund
The Hartford Total Return	125,000,000	75,000,000	50,000,000	50,000,000	400,000,000
Bond Fund
The Hartford Value Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000

Series	Class A	Class B	Class C	Class D	Class I	Class Y
	Shares	Shares	Shares	Shares	Shares	Shares
The Hartford Equity Growth	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Allocation Fund
The Hartford Growth	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Allocation Fund
The Hartford Balanced	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Allocation Fund
The Hartford Conservative	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Allocation Fund
The Hartford Income	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Allocation Fund
Series	Class A	Class B	Class C	Class D	Class I	Class Y
	Shares	Shares	Shares	Shares	Shares	Shares
The Hartford DCA Money				300,000,000
Fund Series I
The Hartford DCA Money				300,000,000
Fund Series II
The Hartford DCA Money				300,000,000
Fund Series III
The Hartford DCA Money				300,000,000
Fund Series IV
The Hartford DCA Money				300,000,000
Fund Series V

Series	Class R3 Shares	Class R4 Shares	Class R5 Shares
The Hartford Advisers Fund	50,000,000	50,000,000	50,000,000
The Hartford Capital Appreciation Fund	50,000,000	50,000,000	50,000,000
The Hartford Capital Appreciation II Fund	50,000,000	50,000,000	50,000,000
The Hartford Checks and Balances Fund	50,000,000	50,000,000	50,000,000
The Hartford Disciplined Equity Fund	50,000,000	50,000,000	50,000,000
The Hartford Diversified International Fund	50,000,000	50,000,000	50,000,000
The Hartford Dividend and Growth Fund	50,000,000	50,000,000	50,000,000
The Hartford Equity Income Fund	50,000,000	50,000,000	50,000,000
The Hartford Floating Rate Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Enhanced Dividend Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Equity Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Growth Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Health Fund	50,000,000	50,000,000	50,000,000
The Hartford High Yield Fund	50,000,000	50,000,000	50,000,000
The Hartford Inflation Plus Fund	50,000,000	50,000,000	50,000,000
The Hartford International Growth Fund	50,000,000	50,000,000	50,000,000
The Hartford International Opportunities Fund	50,000,000	50,000,000	50,000,000
The Hartford Money Market Fund	50,000,000	1,000,000,000	150,000,000
The Hartford Small Company Fund	50,000,000	50,000,000	50,000,000
The Hartford Stock Fund	50,000,000	50,000,000	50,000,000
The Hartford Total Return Bond Fund	50,000,000	50,000,000	50,000,000
The Hartford Value Fund	50,000,000	50,000,000	50,000,000
The Hartford Retirement Income Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2010 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2015 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2020 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2025 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2030 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2035 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2040 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2045 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2050 Fund	50,000,000	50,000,000	50,000,000
The Hartford Equity Growth Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Growth Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Balanced Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Conservative Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Income Allocation Fund	50,000,000	50,000,000	50,000,000

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the “Board”) by Article IV of the Corporation’s charter and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized an increase in the Corporation’s authorized shares of $0.001 par value common stock to forty one billion, five hundred twenty million (41,520,000,000) shares, with an aggregate par value of forty one million five hundred twenty thousand dollars ($41,520,000), as classified below:

Series	Class A	Class B	Class C	Class I	Class Y
	Shares	Shares	Shares	Shares	Shares
The Hartford Advisers Fund	375,000,000	175,000,000	110,000,000	--	100,000,000
The Hartford Balanced	200,000,000	200,000,000	200,000,000	--	200,000,000
Income Fund
The Hartford Capital	570,000,000	175,000,000	220,000,000	100,000,000	100,000,000
Appreciation Fund
The Hartford Capital	200,000,000	200,000,000	200,000,000	50,000,000	200,000,000
Appreciation II Fund
The Hartford Capital	285,000,000	75,000,000	200,000,000	--	100,000,000
Preservation Fund
The Hartford Checks and	400,000,000	200,000,000	200,000,000	50,000,000	--
Balances Fund
The Hartford Disciplined	125,000,000	75,000,000	50,000,000	--	50,000,000
Equity Fund
The Hartford Diversified	125,000,000	75,000,000	75,000,000	50,000,000	50,000,000
International Fund
The Hartford Dividend and	325,000,000	75,000,000	50,000,000	50,000,000	100,000,000
Growth Fund
The Hartford Equity Income	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
Fund
The Hartford Floating Rate	800,000,000	200,000,000	800,000,000	250,000,000	200,000,000
Fund
The Hartford Focus Growth	125,000,000	75,000,000	50,000,000	--	50,000,000
Fund
The Hartford Fundamental	125,000,000	75,000,000	50,000,000	--	50,000,000
Growth Fund
The Hartford Global	125,000,000	75,000,000	50,000,000	--	50,000,000
Communications Fund
The Hartford Global Enhanced	200,000,000	200,000,000	200,000,000	50,000,000	50,000,000
Dividend Fund
The Hartford Global Equity	200,000,000	200,000,000	200,000,000	50,000,000	50,000,000
Fund
The Hartford Global Financial	125,000,000	75,000,000	50,000,000	--	50,000,000
Services Fund

The Hartford Global Financial	125,000,000	75,000,000	50,000,000	--	50,000,000
Services Fund
The Hartford Global Growth	125,000,000	75,000,000	50,000,000	--	50,000,000
Fund
Series	Class A	Class B	Class C	Class I	Class Y
	Shares	Shares	Shares	Shares	Shares
The Hartford Global Health	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
Fund
The Hartford Global	125,000,000	75,000,000	50,000,000	--	50,000,000
Technology Fund
The Hartford High Yield Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford High Yield	200,000,000	200,000,000	200,000,000	50,000,000	--
Municipal Bond Fund
The Hartford Income Fund	125,000,000	75,000,000	50,000,000	--	50,000,000
The Hartford Inflation Plus	155,000,000	105,000,000	90,000,000	50,000,000	50,000,000
Fund
The Hartford International	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
Growth Fund
The Hartford International	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
Opportunities Fund
The Hartford International	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
Small Company Fund
The Hartford LargeCap	200,000,000	200,000,000	200,000,000	--	200,000,000
Growth Fund
The Hartford MidCap Fund	225,000,000	75,000,000	110,000,000	50,000,000	50,000,000
The Hartford MidCap Growth	200,000,000	200,000,000	200,000,000	--	200,000,000
Fund
The Hartford MidCap Value	125,000,000	75,000,000	50,000,000	--	50,000,000
Fund
The Hartford Money Market	1,200,000,000	500,000,000	1,000,000,000	--	500,000,000
Fund
The Hartford Principal	125,000,000	75,000,000	50,000,000	--	50,000,000
Protection Fund
The Hartford Retirement	200,000,000	200,000,000	200,000,000	--	200,000,000
Income Fund
The Hartford Select MidCap	200,000,000	200,000,000	200,000,000	--	200,000,000
Growth Fund
The Hartford Select MidCap	200,000,000	200,000,000	200,000,000	--	200,000,000
Value Fund
The Hartford Select SmallCap	200,000,000	200,000,000	200,000,000	--	200,000,000
Growth Fund
The Hartford Select SmallCap	200,000,000	200,000,000	200,000,000	--	200,000,000
Value Fund
The Hartford Short Duration	125,000,000	75,000,000	50,000,000	--	50,000,000
Fund
The Hartford Small Company	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
Fund
The Hartford Stock Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000

The Hartford Stock Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000
The Hartford Strategic Income	200,000,000	200,000,000	200,000,000	50,000,000	100,000,000
Fund
Series	Class A	Class B	Class C	Class I	Class Y
	Shares	Shares	Shares	Shares	Shares
The Hartford Tax-Free	125,000,000	75,000,000	50,000,000	--	50,000,000
California Fund
The Hartford Tax-Free New	125,000,000	75,000,000	50,000,000	--	50,000,000
York Fund
The Hartford Target	200,000,000	200,000,000	200,000,000	--	200,000,000
Retirement 2010 Fund
The Hartford Target	200,000,000	200,000,000	200,000,000	--	200,000,000
Retirement 2020 Fund
The Hartford Target	200,000,000	200,000,000	200,000,000	--	200,000,000
Retirement 2030 Fund
The Hartford Total Return	125,000,000	75,000,000	50,000,000	50,000,000	400,000,000
Bond Fund
The Hartford Value Fund	125,000,000	75,000,000	50,000,000	50,000,000	50,000,000

Series	Class A	Class B	Class C	Class D	Class I	Class Y
	Shares	Shares	Shares	Shares	Shares	Shares
The Hartford Equity Growth	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Allocation Fund
The Hartford Growth	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Allocation Fund
The Hartford Balanced	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Allocation Fund
The Hartford Conservative	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Allocation Fund
The Hartford Income	100,000,000	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Allocation Fund
Series	Class A	Class B	Class C	Class D	Class I	Class Y
	Shares	Shares	Shares	Shares	Shares	Shares
The Hartford DCA Money				300,000,000
Fund Series I
The Hartford DCA Money				300,000,000
Fund Series II
The Hartford DCA Money				300,000,000
Fund Series III
The Hartford DCA Money				300,000,000
Fund Series IV
The Hartford DCA Money				300,000,000
Fund Series V

Series	Class R3 Shares	Class R4 Shares	Class R5 Shares
The Hartford Advisers Fund	50,000,000	50,000,000	50,000,000
The Hartford Capital Appreciation Fund	50,000,000	50,000,000	50,000,000
The Hartford Capital Appreciation II Fund	50,000,000	50,000,000	50,000,000
The Hartford Checks and Balances Fund	50,000,000	50,000,000	50,000,000
The Hartford Disciplined Equity Fund	50,000,000	50,000,000	50,000,000
The Hartford Diversified International Fund	50,000,000	50,000,000	50,000,000
The Hartford Dividend and Growth Fund	50,000,000	50,000,000	50,000,000
The Hartford Equity Income Fund	50,000,000	50,000,000	50,000,000
The Hartford Floating Rate Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Enhanced Dividend Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Equity Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Growth Fund	50,000,000	50,000,000	50,000,000
The Hartford Global Health Fund	50,000,000	50,000,000	50,000,000
The Hartford High Yield Fund	50,000,000	50,000,000	50,000,000
The Hartford Inflation Plus Fund	50,000,000	50,000,000	50,000,000
The Hartford International Growth Fund	50,000,000	50,000,000	50,000,000
The Hartford International Opportunities Fund	50,000,000	50,000,000	50,000,000
The Hartford MidCap Fund	50,000,000	50,000,000	50,000,000
The Hartford Money Market Fund	50,000,000	1,500,000,000	150,000,000
The Hartford Small Company Fund	50,000,000	50,000,000	50,000,000
The Hartford Stock Fund	50,000,000	50,000,000	50,000,000
The Hartford Total Return Bond Fund	50,000,000	50,000,000	50,000,000
The Hartford Value Fund	50,000,000	50,000,000	50,000,000
The Hartford Retirement Income Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2010 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2015 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2020 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2025 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2030 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2035 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2040 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2045 Fund	50,000,000	50,000,000	50,000,000
The Hartford Target Retirement 2050 Fund	50,000,000	50,000,000	50,000,000
The Hartford Equity Growth Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Growth Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Balanced Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Conservative Allocation Fund	50,000,000	50,000,000	50,000,000
The Hartford Income Allocation Fund	50,000,000	50,000,000	50,000,000

THIRD: Shares of the Corporation’s Class A, B, C, D, I, R3, R4, R5 and Y common stock shall have all the rights, preferences and privileges as set forth in the Corporation’s charter and as set forth in the Corporation’s current prospectuses, statements of additional information and multiple class plan.

FOURTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

FIFTH: At a meeting on March 31, 2009 and May 5-6, 2009 and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to allocate Class R3, R4 and R5 shares to existing series of The Hartford MidCap Fund and to allocate additional Class R4 shares to existing series of The Hartford Money Market Fund.

IN WITNESS WHEREOF, The Hartford Mutual Funds, Inc. has caused these Articles Supplementary to be duly executed by Edward P. Macdonald, its Vice President, and attested to by Alice A. Pellegrino, its Assistant Secretary, this 14th day of May 2009.

The Hartford Mutual Funds, Inc.

By:	/s/Edward P. Macdonald
Edward P. Macdonald
Vice President

Attest:

/s/Alice A. Pellegrino
Alice A. Pellegrino
Assistant Secretary

I, Edward P. Macdonald, Vice President of The Hartford Mutual Funds, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.

/s/Edward P. Macdonald
Edward P. Macdonald
Vice President